UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


Date of Report (Date of earliest event reported)              1/3/06
                                                  ------------------------------

                                   Rapidtron, Inc.
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             (Exact name of registrant as specified in its charter)


                Nevada                 000-31713           88-0455472
    ------------------------------   --------------   ---------------------
     (State or other jurisdiction     (Commission        (IRS Employer
           of incorporation           File Number)     Identification No.)

      3151 Airway Avenue, Costa Mesa, California            92626-4627
    ----------------------------------------------        --------------
       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code           949-759-9400
                                                    ----------------------------


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          (Former name or former address, if changed since last report)

ITEM  302:  UNREGISTERED  SALES  OF  EQUITY  SECURITIES
-------------------------------------------------------

On January 3, 2006, we issued a total of 2,122,857 shares of common stock to Ceres Financial Ltd. in connection with the exercise of warrants dated June 21, 2005 and September 8, 2005 at an exercise price of $0.001 per share. The shares were issued to a non-U.S. person in an off-shore transaction pursuant to the exemption from registration available under Rule 903 of Regulation S. No directed selling efforts were conducted in connection with the offer and sale of the securities.


ITEM 7.01:  REGULATION FD  DISCLOSURE
-------------------------------------

We issued a press release dated January 3, 2006, attached hereto as Exhibit 99.1

SECTION 8.01: OTHER EVENTS
--------------------------

We received a copy of a claim notice delivered pursuant to the terms of the Escrow and Contribution Agreement dated November 12, 2003, as amended (the "Escrow Agreement"), between our senior management and Ceres Financial, Ltd. Under the terms of the Escrow Agreement, John Creel and Peter Dermutz are required to contribute one share of common stock of the Registrant for each $1.00 that our Gross Revenue for the 15-month period beginning October 1, 2003, and ending December 31, 2004, falls below the projected gross revenue forecast of $10,880,000 for such 15-month period. Consequently, this claim notice demanded that 6,292,967 shares of common stock placed into escrow by John Creel and 1,887,033 shares of common stock placed into escrow by Peter Dermutz be returned to the Registrant and cancelled as an additional capital contribution from each of Mr. Creel and Mr. Dermutz.

We received a written notice of default and demand for payment from Ceres Financial Ltd. related to three convertible promissory notes, each due September 30, 2005, in the aggregate principal amount of $517,566.29, plus accrued and unpaid interest, as further described in Part II, Item 3 of our Quarterly Report for the period ended September 30, 2005, incorporated by reference. The notes are secured by a security interest in all of our assets.

We are currently seeking additional capital to raise sufficient capital to repay the debt and to provide sufficient working capital to fund equipment purchases and to continue our marketing strategy across North America. We currently have no firm commitments related to such financing.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RAPIDTRON, INC., a Nevada corporation

Date:  January 3, 2006                  By: /s/ John Creel
                                        ----------------------------------------
                                        John Creel,
                                        Chief Executive Officer

                                        By: /s/ Peter Dermutz
                                        ----------------------------------------
                                        Peter Dermutz
                                        Principal Financial Officer